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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): May 1, 2001



                                 S1 CORPORATION
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                   000-24931                58-2395199
----------------------------     ---------------     ---------------------------
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)



           3390 PEACHTREE ROAD, NE, SUITE 1700, ATLANTA, GEORGIA 30326
           -----------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 812-6200
                                                           --------------



                                 NOT APPLICABLE
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)






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ITEM 5.           OTHER EVENTS.



                  On May 1, 2001, S1 Corporation ("S1") issued a press release describing its results of operations for the first quarter of 2001, which was subsequently corrected for a typographical error. The corrected press release is filed as Exhibit 99.1 to this report. Also on May 1, 2001, S1 held a conference call during which S1 discussed its first quarter results and presented certain other material relating to S1 and its operations. That material is filed as
Exhibit 99.2 to this report.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.



(a)      Not applicable.



(b)      Not applicable.



(c)      Exhibits.



         Exhibit
         No.         Description
         ---         -----------


         99.1        Press release, dated May 1, 2001.


         99.2        Materials presented during analyst conference call held
                     May 1, 2001.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    S1 CORPORATION
                                    --------------
                                    (Registrant)



                                    /s/ Robert F. Stockwell
                                    -------------------------------------------
                                    Robert F. Stockwell
                                    Chief Financial Officer





Date: May 1, 2001




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                                  EXHIBIT INDEX



         Exhibit
         No.          Description
         ---          -----------


         99.1         Press release, dated May 1, 2001.


         99.2         Materials presented during analyst conference call held
                      May 1, 2001.